THE LIFE INSURANCE COMPANY OF VIRGINIA

                      LIFE OF VIRGINIA SEPARATE ACCOUNT III

                          SUPPLEMENT DATED MAY 29, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997


         On or about May 16, 1997, The Life Insurance Company of Virginia ("Life of Virginia") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of certain investment portfolios of GE Investments Funds, Inc., Variable Insurance Products Fund, Oppenheimer Variable Account Funds, and Janus Aspen Series for shares of certain other investment portfolios of Variable Insurance Products Fund, Oppenheimer Variable Account Funds, Janus Aspen Series and Neuberger & Berman Advisers Management Trust currently held by various investment subdivisions of Life of Virginia Separate Account III (the "Account"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace certain portfolios of Variable Insurance Products Fund, Oppenheimer Variable Account Funds, GE Investments Funds, Inc and Neuberger & Berman Advisers Management Trust with those of GE Investments Funds, Inc., Variable Insurance Products Fund, Oppenheimer Variable Account Funds, and Janus Aspen Series as investment options under the Contracts described in your May 1, 1997 prospectus.

         More particularly, Life of Virginia proposes to substitute: (1) shares of GE Investments Funds' Money Market Fund for shares of Variable Insurance Product Fund's Money Market Portfolio, (2) shares of GE Investments Funds' Money Market Fund for shares of Oppenheimer Variable Account Funds' Money Fund, (3) shares of GE Investment Funds' Income Fund for shares of GE Investments Funds' Government Securities Fund, (4) shares of GE Investments Funds' Income Fund for shares of Neuberger & Berman Advisers Management Trust's Limited Maturity Bond Portfolio, (5) shares of Oppenheimer Variable Account Funds' High Income Fund for shares of Variable Insurance Products Fund's High Income Portfolio, (6) shares of Variable Insurance Products Fund's Growth Portfolio for shares of Neuberger & Berman Advisers Management Trust's Growth Portfolio, and (7) shares of Janus Aspen Series' Balanced Portfolio for shares of Neuberger & Berman Advisers Management Trust's Balanced Portfolio. Where, after the proposed substitutions, more than one investment subdivision holds shares of a single Fund, Life of Virginia intends to consolidate those subdivisions.

         The investment objectives of GE Investments Funds' Money Market Fund, GE Investments Funds' Income Fund, Oppenheimer Variable Account Funds' High Income Fund, Variable Insurance Products Funds' Growth Portfolio, and Janus Aspen Series' Balanced Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the prospectus for such funds. Life of Virginia will send each Contract owner a copy of such prospectuses before the proposed substitutions are carried out.

         GE Investments Funds' Money Market Fund seeks the highest level of current income consistent with high liquidity and safety of principal by investing in various types of high quality money market securities.

         GE Investments Funds' Income Fund seeks the maximum level of income consistent with prudent management and preservation of income by investing in various types of income-bearing debt securities.

         Oppenheimer Variable Account Funds' High Income Fund seeks a high level of current income from investment in high yield fixed income securities, including unrated securities or high risk securities in the lower rating categories.

         Variable Insurance Products Fund's Growth Portfolio seeks capital appreciation by investing primarily in common stocks.

         Janus Aspen Series' Balanced Portfolio seeks long term capital growth and reasonable current income without undue risk to principal.

         From the date of this supplement to the date of the proposed substitutions, each Contract owner will be permitted to make one transfer of all amounts under a Contract invested in any one of the affected investment subdivisions on the date of the supplement to another investment subdivision other than one of the other affected investment subdivisions without that transfer counting as the free transfer permitted in a calendar month. Also, Life of Virginia will not exercise any rights reserved under any Contract to impose additional restrictions on transfers until at least thirty (30) days after the proposed substitutions.

         If the proposed substitutions are carried out, each Contract owner affected by the substitution will be sent a written notice informing them that the substitutions were carried out and that they may make one transfer of all amounts under a Contract invested in any one of the affected investment subdivisions on the date of the notice to another investment subdivision without that transfer counting as the free transfer permitted in a calendar month.

                    This supplement should be retained with the Prospectus for future reference.


                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                      LIFE OF VIRGINIA SEPARATE ACCOUNT III

                          SUPPLEMENT DATED MAY 29, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997



This supplement revises the Other Expenses shown for the Overseas Portfolio of the Variable Insurance Products Funds Annual Expenses appearing on page 7 of the Prospectus. Management Fees are 0.76%, Other Expenses (after any expense reimbursement) are 0.17%. The Total Fund Annual Expenses are 0.93%.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230